UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

GCP Applied Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37533	47-3936076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

62 Whittemore Avenue

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 876-1400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders (the “Annual Meeting”) of GCP Applied Technologies Inc. (“GCP” or the “Company”) was held on May 28, 2020. There were 72,901,420 shares of common stock entitled to be voted as of the record date for the Annual Meeting, of which 66,002,813 shares or 90.54% were represented in person or by proxy at the Annual Meeting.

(b) The final results of voting certified by First Coast Results, Inc., for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i)	Proposal One. Election of Directors. Based on the final results of voting, the following directors were elected and the voting for each director was as follows:

The Company’s Nominees	For	Withheld
Gerald G. Colella	7,249,145	16,645,827
Randall S. Dearth	23,763,012	131,960
Janice K. Henry	7,250,531	16,664,441
Clay H. Kiefaber	60,023,411	5,571,793
James F. Kirsch	22,817,129	1,077,843
Armand F. Lauzon	23,450,696	444,276
Phillip J. Mason	22,816,539	1,078,433
John R. McPherson	14,962,723	8,932,249
Elizabeth Mora	7,249,451	16,645,521
Danny R. Shepherd	22,259,906	1,635,066

Starboard Value’s Nominees	For	Withheld
Kevin W. Brown	37,043,592	4,656,640
Peter A. Feld	41,501,841	198,391
Janet P. Giesselman	31,312,311	10,387,921
Clay H. Kiefaber	60,023,411	5,571,793
Marran H. Ogilvie	41,364,486	335,746
Andrew M. Ross	31,346,648	10,353,584
Linda J. Welty	37,037,092	4,663,140
Robert H. Yanker	41,189,081	511,151

Accordingly, based on the final results of voting, Kevin W. Brown, Randall S. Dearth, Peter A. Feld, Janet P. Giesselman, Clay H. Kiefaber, Marran H. Ogilvie, Armand F. Lauzon, Andrew M. Ross, Linda J. Welty and Robert H. Yanker were elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified.

(ii)	Proposal Two. Based on the final results of voting, PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2020 by the following vote:

For	Against	Abstain
65,806,437	42,206	154,170

(iii)	Proposal Three. Based on the final results of voting, the compensation of GCP’s named executive officers was approved, on an advisory, non-binding basis, by the following vote:

For	Against	Abstain
34,650,318	10,001,688	20,943,198

(iv)	Proposal Four. Based on the final results of voting, the Rights Agreement, dated March 15, 2019, as amended by the First Amendment, dated as of March 13, 2020, between the Company and Equiniti Trust Company, as rights agent, was approved by the following vote:

For	Against	Abstain
41,118,071	23,468,306	1,028,827

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ James E. Thompson
Name:	James E. Thompson
Title:	Vice President, General Counsel and Secretary

Date: June 1, 2020